EXHIBIT 99.1


                             CERTIFICATION PURSUANT
                           TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                                     BY THE
              CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER*


       In connection with the Quarterly Report of LION, Inc. (the "Registrant") on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on May 15, 2003, hereof (the "Report"), each of David Stedman, Chief Executive Officer, and Steve Thomson, Chief Financial Officer, of LION, Inc., a Washington corporation (the "Company"), hereby certifies that:

(1) Based on our knowledge, the Company's periodic report on Form 10 - QSB for the period ended March 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Based on our knowledge, the information contained in the Form 10 - QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




CHIEF EXECUTIVE OFFICER                        CHIEF FINANCIAL OFFICER


/s/ David Stedman                              /s/ Steve Thomson
----------------------------------------       ---------------------------------
David Stedman                                  Steve Thomson

May 15, 2003                                   May 15, 2003
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* A signed  original of this  written  statement  required by Section 906 of the
Sarbanes-Oxley Act of 2002, has been provided to LION, Inc. and will be retained by LION, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.